UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

________________________________________________________

Date of Report (Date of earliest event reported): April 28, 2011

JUHL WIND, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	20-4947667
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1502 17th Street SE
Pipestone, MN	56164
(Address of principal executive offices)	(Zip code)

507.777.4310
(Registrant’s telephone number including area code)

996 190th Avenue
Woodstock, MN 56186
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

JUHL WIND, INC.

September 8, 2011

TABLE OF CONTENTS

		Page

Item 1.01	Entry into a Material Definitive Agreement	3

Item 2.01	Completion of Acquisition or Disposition of Assets	4

Item 9.01	Financial Statements and Exhibits	5

Introduction

On May 4, 2011, Juhl Wind, Inc. (the “Company”) filed a Current Report on Form 8-K describing, in Item 1.01 thereof, the Company’s entry into two material definitive sale agreements on April 28, 2011.  This Amendment No. 1 to the Current Report on Form 8-K is being filed to add Item 2.01 and Item 9.01 because of financial information identified during the second quarter of 2011 in our post-closing review of the transaction.

Item 1.01                      Entry into a Material DefinitiveAgreement

On April 28, 2011, the Company agreed to purchase 99.9% of the existing ownership interests of Woodstock Hills LLC, a Delaware limited liability company (“Woodstock Hills”), which operates a 10.2 megawatt wind-powered electric generating facility near Woodstock, MN.  The Company entered into two sale agreements, which are described below, for the purchase of a 24.9% ownership interest from Heller Financial, Inc., a Delaware corporation (“Heller”), and a 75% ownership interest from Mission Funding Zeta, a California corporation (“MFZ”), for a total of $400,000.

The Company’s chief executive officer and chairman of its board of directors, Mr. Daniel J. Juhl, is the owner of the .1% remaining minority interest in Woodstock Hills.

Heller Sale Agreement
On April 28, 2011, the Company entered into and closed a Sale Agreement (the “Heller Sale Agreement”) with Heller, pursuant to which the Company purchased (the “Heller Purchase Transaction”) from Heller for a purchase price of $100,000, a 24.9% ownership interest (the “Heller Interest”) in Woodstock Hills.  Pursuant to the Heller Sale Agreement, on April 28, 2011, Heller and the Company executed a Transfer Agreement (the “Heller Transfer Agreement”) in connection with the Heller Purchase Transaction in which Heller transferred and the Company assumed the transfer of the Heller Interest.  The Heller Sale Agreement and the Heller Transfer Agreement are attached to this report as Exhibits 2.1 and 2.2, respectively.

MFZ Sale Agreement
On April 28, 2011, the Company entered into and closed a Sale Agreement (the “MFZ Sale Agreement”) with MFZ, pursuant to which the Company purchased (the “MFZ Purchase Transaction”) from MFZ for a purchase price of $300,000, a 75% ownership interest (the “MFZ Interest”) in Woodstock Hills.  Pursuant to the MFZ Sale Agreement, on April 28, 2011, MFZ and the Company executed a Transfer Agreement (the “MFZ Transfer Agreement”) in connection with the MFZ Purchase Transaction in which MFZ transferred and the Company assumed the transfer of the MFZ Interest. The MFZ Sale Agreement and the MFZ Transfer Agreement are attached to this report as Exhibits 2.3 and 2.4, respectively.

Waiver
Heller and MFZ each consented to the Heller Purchase Transaction and the MFZ Purchase Transaction, respectively, and Heller and MFZ each agreed to waive any payments that might be due to them pursuant to the Woodstock Hills Amended and Restated Limited Liability Company Agreement dated July 19, 1999, or in connection with the Heller Purchase Transaction or the MFZ Purchase Transaction, respectively.

Approval of Transaction
Following the closing of the Heller Purchase Transaction and the MFZ Purchase Transaction, the Company owns 99.9% of the membership interests of Woodstock Hills.  The Company’s chief executive officer and chairman of the board of directors, Daniel J. Juhl, continues to own the remaining .1% minority interest in Woodstock Hills.  Due to Mr. Juhl’s .1% minority interest in Woodstock Hills, he abstained from the vote by the Company’s board of directors approving the Heller Purchase Transaction and the MFZ Purchase Transaction.

Item 2.01                      Completion of Acquisition or Disposition of Assets

The Purchase Transaction

On April 28, 2011, the Company acquired 99.9% of the ownership interest in Woodstock Hills from Heller, which sold its 24.9% interest, and from MFZ, which sold its 75% interest, pursuant to the Heller Sale Agreement and the MFZ Sale Agreement, respectively.

Pursuant to the Heller Sale Agreement, the Company purchased a 24.9% ownership interest from Heller in Woodstock Hills, for a purchase price of $100,000, which was paid in immediately available funds.

Pursuant to the MFZ Sale Agreement, the Company purchased a 75% ownership interest in Woodstock Hills, for a purchase price of $300,000, which was paid in immediately available funds.

The remaining .1% minority interest in Woodstock Hills continues to be owned by the Company’s chief executive officer and chairman of the board of directors, Daniel J. Juhl.  Mr. Juhl abstained from the Company’s board of director approval of the Heller Purchase Transaction and the MFZ Purchase Transaction, and thus, did not influence the purchase price paid for either transaction.  Further, Mr. Juhl did not receive any consideration personally from this transaction and does not have a material relationship with Heller or MFZ.

Woodstock Hills, LLC
At the time of acquisition, Woodstock Hills, LLC was a Delaware limited liability company, which in turn owned and operated a 10.2 megawatt wind powered electric generating facility on Buffalo Ridge in Minnesota.   Woodstock Hills was placed in service as an operating wind farm on May 1, 1999.  It utilizes 17 Vestas V-44 turbines and sells the wind power to Xcel Energy under the terms of a long-term power purchase agreement.

Subsequent to the Company’s acquisition of the Heller Interest and MFZ Interest in Woodstock Hills, the Company assigned its 99.9% interest in Woodstock Hills to Juhl Wind Asset Investment, Inc., a Delaware corporation, which is our wholly-owned subsidiary.

As of the filing date hereof, Juhl Wind Asset Investment, Inc. is the 99.9% owner of Woodstock Hills, and Mr. Juhl remains the minority owner, with a .1% interest in Woodstock Hills.

Characterization of Acquisition of Woodstock Hills, LLC

On May 4, 2011, the Company filed a Current Report on Form 8-K describing in Item 1.01 thereof, the Company’s entry into a material definitive agreement with Heller and MFZ for the purchase of 99.9% ownership interest in Woodstock Hills, LLC on April 28, 2011.  At that time, the Company did not deem the transaction to constitute the acquisition of a significant amount of assets reportable under Item 2.01 of Form 8-K, such that the Company’s investment in Woodstock Hills would meet the conditions of a significant subsidiary specified in Rule 3-05 of Regulation S-X.  Consequently, no financial statements were presented in Item 9.01 of the Current Report because the acquisition was not reported under Item 2.01.

During the second quarter of 2011 in our post-closing review of the Heller Purchase Transaction and MFZ Purchase Transaction, financial information was identified upon which basis the Company now deems the acquisition of Woodstock Hills to be a significant acquisition as defined in Rule 3.05(b)(2) of Regulation S-X whereby the Company’s equity in the income from continuing operations before income taxes of Woodstock Hills to the consolidated net income of Juhl Wind for the most recently completed fiscal year exceeded 40%.

As the acquisition constitutes a significant acquisition, the Company is amending its Current Report on Form 8-K filed on May 4, 2011, to include description of the Heller Transaction and MFZ Transaction in Item 2.01 hereof.  Since the transaction is reportable under Item 2.01, the Company is presenting financial statements and pro forma information under Item 9.01 hereof.

The disclosure set forth under Item 1.01 of this Current Report is incorporated herein in its entirety by reference.

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The financial statements of Woodstock Hills, LLC for the years ended December 31, 2010 and 2009, and for the three months ended March 31, 2011 and 2010 (unaudited) are incorporated herein by reference to Exhibits 99.1 and 99.2, respectively, to this current report.

(b) Pro Forma Financial Information.

Our unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2011 and the year ended December 31, 2010 are incorporated herein by reference to Exhibit 99.3 to this report, and are based on the historical consolidated financial statements of Juhl Wind, Inc. (including its subsidiaries) and Woodstock Hills, LLC, after giving effect to the acquisition transaction. The unaudited pro forma condensed consolidated financial statements are presented as if the combination had taken place on January 1, 2010 for the statement of operation purposes and as of March 31, 2011 for balance sheet purposes.

In accordance with Accounting Standards Codification Topic 805 “Business Combinations” and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements, Juhl Wind, Inc. is considered the acquirer for accounting purposes.

Reclassifications have been made to the Woodstock Hills, LLC historical financial statements to conform to Juhl Wind, Inc.’s historical financial statement presentation.

The unaudited pro forma condensed consolidated financial statements are not intended represent or be indicative of our consolidated results or financial condition that would have been reported had the purchase transaction been completed as of the dates presented, and should not be taken as representative of the future consolidated results of operations or financial condition of Juhl Wind, Inc.

(c)           Exhibits

The financial statements, pro forma financial information and exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

2.1	Sale Agreement dated as of April 28, 2011 between Heller Financial, Inc. and Juhl Wind, Inc.(1)

2.2	Transfer Agreement dated as of April 28, 2011 between Heller Financial, Inc. and Juhl Wind, Inc.(1)

2.3	Sale Agreement dated as April 28, 2011 between Mission Funding Zeta and Juhl Wind, Inc.(1)

2.4	Transfer Agreement dated as of April 28, 2011 between Mission Funding Zeta and Juhl Wind, Inc.(1)

23.1	Consent of Hoffman & Brobst, PLLP

99.1	Audited Financial Statements of Woodstock Hills, LLC for the years ended December 31, 2010 and 2009

99.2	Unaudited Financial Statements of Woodstock Hills, LLC for the three months ended March 31, 2011 and 2010

99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011 and Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2011 and the year ended December 31, 2010

(1)  Incorporated herein by reference to the exhibits included with the Company’s Current Report on Form 8-K dated May 3, 2011 and filed with the Securities and Exchange Commission on May 4, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2011	JUHL WIND, INC.

	By:	/s/ John Mitola
John Mitola
President